EXHIBIT 10.f (4)

AMENDMENT NO. 1
to
EXECUTIVE EMPLOYMENT AGREEMENT

           THIS IS AMENDMENT NO. 1 (the “Amendment”), effective as of January 1, 2004, to the EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”) by and between Crown Cork & Seal Company, Inc., a Pennsylvania corporation (the “Subsidiary”) and Alan W. Rutherford (the “Executive”), which was effective as of January 3, 2000.

Background

          WHEREAS, pursuant to the Agreement, the Executive agreed to serve as, and the Subsidiary agreed to employ the Executive as, the Executive Vice President and Chief Financial Officer of the Subsidiary;

          WHEREAS, pursuant to a corporate reorganization effective February 25, 2003, the Subsidiary became a wholly-owned subsidiary of Crown Holdings, Inc., a Pennsylvania corporation (the “Company”);

          WHEREAS, the Company desires to assure itself of the continued employment of the Executive with the Company and to encourage his continued attention and dedication to the best interests of the Company by amending the Agreement as provided in this Amendment;

          WHEREAS, the Executive desires to be employed by the Company in accordance with the terms of this Amendment;

          NOW, THEREFORE, pursuant to Section 12 of the Agreement, the Company and the Executive hereby agree to this Amendment to the Agreement as follows:

Terms

           1.      All references in the Agreement to “Company” shall mean Crown Holdings, Inc., a Pennsylvania corporation.

           2.      The second sentence of Section 2 of the Agreement is amended to read as follows:

                   “The Executive shall serve as the Company’s Vice Chairman of the Board, Executive Vice President and Chief Financial Officer, with the customary duties, authorities and responsibilities of a Vice Chairman of the Board, Executive Vice President and Chief Financial Officer of a corporation and such other duties, authorities and responsibilities (a) as have been agreed upon by the Company and the Executive or (b) as may from time to time be delegated to the Executive by the Board as are consistent with such position.”

           3.      In all other respects the Agreement is ratified and affirmed.

           IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

CROWN HOLDINGS, INC.

/s/ John W. Conway
John W. Conway
Chairman of the Board,
President and Chief Executive Officer

CROWN CORK & SEAL COMPANY, INC.

William T. Gallagher
/s/ William T. Gallagher
Vice President and General Counsel

EXECUTIVE

/s/ Alan W. Rutherford
Alan W. Rutherford

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